UNITED STATES
SECURITIES EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2009

THE X-CHANGE CORPORATION
 (Exact Name of Registrant as Specified in Charter)

Nevada	002-41703	90-0156146
(State of organization)	(Commission File Number)	(IRS Employer Identification No.)

710 Century Parkway, Allen, Texas	75013
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (972) 747-0051

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On January 21, 2009, Melissa 364 Ltd. informed us that it had foreclosed on its security interest in the shares of the stock of our wholly owned subsidiary Airgate Technologies and held a sale of the Airgate Technologies stock on January 16, 2009.

SIGNATURES

           Pursuant  to  the  requirements of the Securities Exchange Act of 1934, the registrant  has  duly  caused  this  report  to  be  signed on its behalf by the undersigned  hereunto  duly  authorized.

X-CHANGE CORPORATION By: /s/ Kathleen Hanafan Kathleen Hanafan President and Chief Executive Officer

DATE: January 22, 2009